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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) April 25, 2001

                   STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



          Delaware                    333-68542                  13-3633241
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(STATE OR OTHER JURISDICTION         (COMMISSION              (I.R.S. EMPLOYER
      OF INCORPORATION)              FILE NUMBER)            IDENTIFICATION NO.)

     383 Park Avenue
    New York, New York                                             10179
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    (ADDRESS OF PRINCIPAL                                        (ZIP CODE)
     EXECUTIVE OFFICES)


Registrants telephone number, including area code, is (212) 272-2000





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Item 5.  OTHER EVENTS

     1. A distribution was made to the Certificateholders of the CDMC Mortgage-Backed Pass- Through Certificates, Series 2000-8, on April 25, 2001. The distribution was made pursuant to the provisions of a Pooling and Servicing Agreement dated October 1, 2000, between and among Structured Asset Mortgage Investment Inc., as Seller, The Bank of New York, as Trustee, and Cendant Mortgage Corporation, as Master Servicer.




Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)   Not applicable

         (b)   Not applicable

         (c)   Exhibits.

               (1) April 25, 2001 - Information on Distribution to
                   Certificateholders

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                               STRUCTURED ASSET MORTGAGE
                                               INVESTMENTS INC.


                                               By: /s/ Joseph T. Jurkowski, Jr.
                                                   -----------------------------
                                               Name:   Joseph T. Jurkowski, Jr.
                                               Title:  Vice President

Dated: January 23, 2003

                                  EXHIBIT INDEX



                   Item 601 (a) of         Sequentially
Exhibit            Regulation S-K          Numbered
Number             Exhibit No.             Description                 Page
------             -----------             -----------                 ----
1                  20                      April 25, 2001 -            6
                                           Information on
                                           Distribution to
                                           Certificateholders

                                   EXHIBIT 1